Exhibit 10.5

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

FIRST AMENDMENT

TO THE SUPPLY AGREEMENT

This First Amendment (“First Amendment”) to the Supply Agreement dated November 14, 2013 (the “Agreement”) is effective as of April 10, 2014 (the “First Amendment Effective Date”), by and between Anthrogenesis Corporation, a Delaware corporation doing business as Celgene Cellular Therapeutics (“CCT”), and Alliqua, Inc., a Florida corporation (“Alliqua”). Alliqua and CCT may each be referred to as a “Party” or collectively be referred to as the “Parties”.

WHEREAS Alliqua and CCT entered into the Agreement;

WHEREAS both Parties now wish to amend the terms of the Agreement as further described in this First Amendment;

NOW and THEREFORE the Parties hereby agrees as follows:

All capitalized terms used in this First Amendment shall have the meaning ascribed to them in the Agreement, except as otherwise expressly stated herein.

1.	As of the First Amendment Effective Date, Schedule 4.1 of the Agreement shall be deleted and replaced in its entirety with Schedule 4.1 attached to this First Amendment.

2.	Performance under all other terms of the Agreement: Except as expressly amended hereby, the Agreement shall remain in full force and effect as presently written, and the rights, duties, liabilities and obligations of the Parties thereto, as presently constituted, will continue in full effect. This First Amendment is incorporated and made a part of the Agreement between The Parties. This First Amendment, together with the Agreement, constitutes the entire agreement between the Parties with respect to the subject matter contained therein, and together, supersede and replace any prior and/or contemporaneous discussions, understandings, representations or agreements, whether written or oral, with respect to the subject matter thereof.

3.	Counterparts: This First Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same legal instrument. Facsimile or PDF execution and delivery of this First Amendment by any Party shall constitute a legal, valid and binding execution and delivery of this First Amendment by such Party. The Parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The Parties agree they will have no rights to challenge the use or authenticity of this document based solely on the absence of an original signature.

[Signature page follows]

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

IN WITNESS WHEREOF, each of the Parties has caused this First Amendment to be executed, as of the First Amendment Effective Date, by its duly authorized officer or representative.

ANTHROGENESIS CORPORATION		ALLIQUA, INC.

By:	/s/ Perry Karsen	By:	/s/ David Johnson
Name:	Perry Karsen	Name:	David Johnson
Title:	Chief Executive Officer	Title:	Chief Executive Officer

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

SCHEDULE 4.1

BIOVANCE PURCHASE PRICE

Purchase Price per unit of Manufactured Products, by unit dimensions:

Unit Dimensions of Manufactured Products	Purchase Price Per Unit of Manufactured Products
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

Maximum dimension of Manufactured Products: [****]

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